Exhibit 99.1

JANUARY 2024 INVESTOR PRESENTATION ECDA

Nasdaq: ECDA DISCLAIMER This presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in these materials or elsewhere, including statements regarding ECD Automotive Design, Inc.’s (the “Company”) future financial position, business strategy and plans and objectives of management for future operations, are forward - looking statements. Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward - looking. These forward - looking statements include, but are not limited to, statements regarding estimates and forecasts of other performance metrics and projections of market opportunity. These statements are based on current expectations or objectives that are inherently uncertain. In light of these uncertainties, and the assumptions underlying the expectations and other forward - looking statements expressed, the forward - looking events and circumstances discussed in the accompanying materials may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. The Company’s actual results could differ materially from those stated or implied in forward - looking statements due to a number of factors, including but not limited to, those factors described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s final prospectus filed on November 13 , 2023 and its Form 8 - K, filed on December 18 , 2023 with the U . S . Securities and Exchange Commission (“SEC”), and similar disclosures in subsequent reports filed with the SEC . If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements . There may be additional risks that the Company does not presently know, or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . In addition, forward - looking statements reflect the Company’s current expectations, plans and forecasts of future events and views as of the date hereof . Nothing in this communication should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved . You should not place undue reliance on forward - looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of the Company described above . Accordingly, undue reliance should not be placed upon the forward - looking statements . Past performance is not necessarily indicative of future results . The forward - looking statements included in this presentation represent the Company’s views as of the date of this presentation . The Company anticipates that subsequent events and developments will cause the Company’s views to change . The Company undertakes no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise . These forward - looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation . This presentation includes information related to market opportunity as well as cost and other estimates obtained from internal analyses and external sources. The internal analyses are based upon management’s understanding of market and industry conditions and have not been verified by independent sources. Similarly, the externally sourced information has been obtained from sources the Company believes to be reliable, but the accuracy and completeness of such information cannot be assured. Neither the company, nor any of its respective officers, directors, managers, employees, agents, or representatives, undertake to update any of such additional information as a result of new information or future events or developments.

Nasdaq: ECDA Founder - led Gearheads Surrounded by Certified Craftsmen & Craftswomen ECD INVESTMENT HIGHLIGHTS Leading Retrofitter of British Luxury Classic Autos Strong Demand with Multiple Avenues of Expansion of Classic Automotive Ecosystem Classic Car Focus: Pole Position in Fast Growing Category of ~$15B Market 1 (1) Restomod, manufacturing and sales of classic automotives (2) Estimated 2023 revenue and 2024 outlook as provided on January 11, 2024 1 2 3 4 Scalable Build Operation with Proven Unit Economics & Attractive Margins; Profitable 5 Revenue ($ in Millions) $6.8 2018 2019 2020 2021 2022 2023E 2 2024E 2 $9.4 $9.6 $11.5 $15.0 $22.0 $33.0 30% CAGR 4 1

Nasdaq: ECDA OUR NUMBERS • 100k sq. ft. production facility • 1 sourcing facility in the UK • 2,200 man hours per vehicle • 12 - 14 month design/build process • 500+ units built since inception • 100 contracted units in the pipeline • 90+ employees with 60+ ASE certifications • $400k highest value build • 50 state compliant 4 2

BUSINESS OVERVIEW

Nasdaq: ECDA THIS TO THIS “WE ARE JUST FOUR BRITISH PETROL HEADS WITH A PASSION FOR AUTOMOTIVE PERFECTION THAT TURNED DREAMS, HOBBIES AND PURE DRIVE INTO ONE OF THE WORLD’S LEADING AUTOMOTIVE BUILDERS.” Scott Wallace, E.C.D. CEO. Mostly working on the vehicles on friends’ farms, they were often thrown in the back of these trucks along with bails of hay, a dog and sometimes the odd farm animal . When we launched ECD, we knew for every vehicle, we had to create the foundation, build it, and customize it from the ground up – regardless of risk – if we wanted to produce the quality of build we ourselves dreamed of . We have a great blend of English owners and American staff . We have different views on how the perfect vehicle should be, but that creativity is what makes our vehicles so special . We challenge perfection every day . OUR STORY Our “Rover Dome” facility is over 100 , 000 sq feet, with over 80 full - time employees and two continents building the award - winning vehicles in the USA . Everything is built by hand in sunny Florida, where we have a passionate team all pulling in the same direction and shooting for one goal : perfection . Our founders grew up in England, the Midlands, just 40 miles from the famous Lode Lane factory where these vehicles were produced . They were surrounded by Defenders from an early age . 10 4 CAPACITY FOR 196 VEHICLES PER YEAR

Nasdaq: ECDA OUR PRODUCTS THE DEFENDER - FROM $249,995 THE SERIES - FROM $219,995 THE RANGE ROVER CLASSIC - FROM $249,995 THE E - TYPE - FROM $279,995 Drivetrain: V8 / EV Body: Hard top / Soft top D90 D110 D130 Drivetrain: V8 / EV Body: Hard top IIA III Drivetrain: V8 / EV Body: Hard top SWB LWB Drivetrain: I6 / V8 / V12 / EV Body: Hard top / Soft top ROADSTER COUPE “Unlike the automotive world, our vision was a product that was highly differentiated, incredibly desirable and delivered with damned focus” Scott Wallace, E.C.D. CEO. 5

OUR PROCESS



Step 1

Configure your build

Let's start with the fun decisions. You'll work with our Lead Designer to select your body style, drivetrain, wheels, tires, accessories, paint color, and interior style, colors and textures. This process can be done with an in-home consultation or by visiting one of our Design Studios at our expense. Once you've made your selections, we'll send you mock ups for further review, fine-tuning our designs until you decide your build is perfect.



Step 2

Obtaining your vehicle

The search for your base vehicle begins. We scour Europe to find the right one to match your specifications and then handle all aspects of the import process.



Step 3

Building the foundation

We don't take an old car and alter it. We break your base vehicle down all the way to the bare chassis. Every nut and bolt is replaced, resulting in a completely fresh rebuild from the ground up.



Step 4

Empowering your drive

Go with the classic Rover V-8 engine or a powerhouse machine like the Chevrolet LS3 or LC9 with 6-speed transmission. Our brand new Chevrolet crate engines include a 2-year/50,000- mile warranty and are serviceable at all Chevrolet dealerships nationwide. Or opt for the new and improved E.C.D. EV setup, which is like no other found in the restomod world today.



Step 5

Applying your signature color

Your vehicle body is carefully sandblasted and polished before being hand-painted with premium paint. Our in-house paint facility, widely considered to be one of the best in the country, can precisely match any color you desire.



Step 6

Electrical Functionality

Each vehicle we build uses over 2,000 feet of wiring that will bring your vehicle to life. Every harness is wired by hand and made custom for your vehicle to match your exact build specifications.



Step 7

Hand-Stitched Upholstery

You select every aspect of your upholstery down to the color of the stitching. From a premium Puma leather dashboard to the quilted hand-stitching of the rear seat, our craftsmen will wrap your vehicle's interior in the leather design and color of your choice.



Step 8

Fitting Your Cosmetics

This is the exciting stage when your vehicle takes on the distinctive appearance of a refinished vehicle. We install your hand-selected features – doors, door cards, roof rack, headlights, wheels, windows and more – to make this uniquely yours.



Step 9

Quality Control

Through every step of the process, your vehicle goes through a robust 200-point quality control inspection, including taking it out for a 500-mile test drive followed by one last, all-inclusive, 400+ point inspection to guarantee that it's utterly flawless.



Step 10

Ready To Deliver

We give your vehicle its final polish and detailing. Now it's ready for the end of its journey with E.C.D. and the start of its adventure with you.

"The E.C.D. secret sauce was creating a manufacturing model that allowed the efficiencies of automotive production, with the fluidness of complete customization, we believe it took four petrolheads, not from automotive manufacturing, to create exactly that."

Tom Humble, E.C.D. CXO

E.C.D. AUTO DESIGN Nasdaq: ECDA

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OUR CLIENT EXPERIENCE “Our experience working with E.C.D. was a breeze – the team was responsive, considerate of our timeline and budget and kept an open line of communication during our build. The progress website devoted to our project was incredibly helpful so we could check in and see real time pictures and progress! We could not be happier with the way our Defender turned out, and we have had so much fun with it . ” The Plank Family - Founder of Under Armour A FIRST FOR AUTOMOTIVE - THE CLIENT AT THE CENTER OF THE DESIGN EXPERIENCE The Nine Stages • • • Receive welcome book • • Introduction to our Concierge Team • Receive Design Kit • • Introduction to our Head of Automotive Design • • 3D Renderings • • Final Design Signoff • • • • Foundation Vehicle arrives • • Client Journey Update Delivery Day Nasdaq: ECDA 7

OUR PURSUIT OF QUALITY








HSV



Like you, we are obsessed with all things automotive. Our passion for perfection shows in our painstaking attention to detail in every vehicle we build. That's why everything is done completely in-house.

All the necessary body work, drivetrain selection and installation, every stitch in the interior, paint work, up to placement of the last nut and bolt are done at the skilled hands of the crew at E.C.D. We have one common goal: perfection. Let everyone else get their car off the assembly line, that's not how we roll.

An E.C.D. build is a revered piece of history artfully blended with custom craftsmanship and 21st century power. It's a heady mix that results in a one-of-a-kind automotive heirloom guaranteed to turn heads, inspire envy, and deliver you unmitigated satisfaction.


HSV

"The E.C.D. vision... is to recreate Defenders that express each customer's imagination while retaining the character of the original, all in a high-quality package with remarkable attention to detail."

Seth Parks – Off-Road.com

E.C.D. AUTOMOTIVE DESIGN Nasdaq: ECDA

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Nasdaq: ECDA QUALITY CONTROL PROCESS As our builds work through 20 stages of production, each technician, via a tablet, completes their part of a 600 + point quality control process in real time . Post this, our QC manager completes the same 600 + point inspection check list, and any issues are addressed by our Master Certified QC lead technician prior to shipping . “PERFECTION IS THEIR HALLMARK, THEIR INSPIRATION IS IN THEIR ROOTS. OWNED BY THREE BRITS, E.C.D. IS AS MUCH ABOUT PASSION AS IT IS ABOUT QUALITY.” Gear Minded OUR DRIVE FOR PERFECTION 20 9

ELECTRIC VEHICLE CONVERSION

THE NEW AND IMPROVED E.C.D. EV SETUP IS LIKE NO OTHER FOUND IN THE RESTO-MOD WORLD TODAY.

- Intelligent graphic user interface combined into the entertainment system screen, has a more OEM feel.
- DC Fast charging can allow for rapid charges on the go, allowing long road trips.
- Efficient packaging and cooling of batteries, uses and maintains charge more effectively.
- Cascadia motor connected to enhanced Land Rover four wheel drive system.
- Selectable 2 or 4 wheel drive applications, get more from each charge by only powering the rear wheels when driving normally, drop into 4 wheel drive when off-roading.
- Eco, Normal and Sport modes.
- Idle creep / hill hold assist option.
- On / Off option for regenerative braking, allowing for a smoother driving experience if desired.






BATTERY MODULE A
E.C.D.
AUTO DESIGN
BATTERY MODULE B
E.C.D.
AUTO DESIGN
BATTERY MODULE C
E.C.D.
AUTO DESIGN

"Electric Land Rover Defender Shows How To Age A Classic Car Gracefully."
Sebastian Blanco - Forbes

E.C.D. AUTOMOTIVE DESIGN Nasdaq: ECDA

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Nasdaq: ECDA 24 INVESTMENT HIGHLIGHTS

Nasdaq: ECDA 1 - MORE CUSTOM DESIGN THAN ANY OTHER LUXURY AUTO MANUFACTURER LEADING IN ELECTRIFICATION OF HIGHLY - CUSTOMIZED EXOTIC AUTOMOBILES Luxury 26 12 Customization

2 - ATTRACTIVE & GROWING CATEGORY
WITH OPPORTUNITY FOR LONG-TERM VALUE APPRECIATION

Exotic Automobiles Are Experiencing Outsized Demand And Have Appreciated In Value Over Time

~$566B Total Addressable Market
Projected Global Luxury Car Market Size[1]

Long-Term Secular Growth
Electric Vehicles

~6% CAGR
Luxury SUVs[2]

~9-14% CAGR
Ultra Luxury Cars[3]

ECD Significantly Outperforms Industry Trends

~26% Average ECD Unit CAGR Over Last Decade

~19% Average ECD Selling Price CAGR Over Last Decade

Hagerty's Average Historical Market Value of Select Defender & E-Type Models[4]



$225k
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E.C.D. AUTO DESIGN Nasdaq: ECDA

(1) Estimated 2022 market size via Statista's "Global luxury car market size from 2010 to 2022" (March 2023)
(2) CAGR estimate for luxury SUVs via Technavio's "Luxury SUV Market by Type, Application, and Geography - Forecast and Analysis 2023-2027" (May 2023)
(3) CAGR estimate for ultra luxury cars ($300,000+ purchase price) 2021 – 2031 via McKinsey & Company's "Five Trends Shaping Tomorrow's Luxury-Car Market" (July 8, 2022)
(4) Average historical values of 1993 Land Rover Defender 110, 1997 Land Rover Defender 90 and 1974 Jaguar E-Type SIII models via The Hagerty Group, LLC as of 3/3/2023

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Nasdaq: ECDA 3 - ENHANCED GROSS MARGIN PROFILE DRIVEN BY INCREMENTAL UPGRADES AND EXTENSIVE CUSTOMIZATION OPTIONS Customization & Upgrade Options Drives Incremental Margins 26 14

Nasdaq: ECDA 4 - ENHANCED GROSS MARGIN PROFILE (1) DRIVEN BY HIGHER UPGRADES FROM EXTENSIVE CUSTOMIZATION OPTIONS Base Vehicle + $0 Upgrades Base Vehicle + $25k Upgrades Base Vehicle + $50k Upgrades Base Vehicle + $80k Upgrades $249,000 (2) $274,000 $299,000 $329,000 33% (3) 36% (3) 38 (3) 41% (3) (1) Based on 2023 ECD pricing analysis for Defender models (2) Sales price for base vehicle (3) Approximate vehicle gross margin Evolution of Average Upgrades 51% 53% 68% 100% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% April 2023 $0 August 2023 December 2023 <$49K $50K - $55K $60K> 32 15

Nasdaq: ECDA 5 - ATTRACTIVE MARGIN PROFILE RELATIVE TO GLOBAL AUTO MANUFACTURING INDUSTRY (1) The gross margin data contained on this page represents the most recent LTM period for each company, either the period ended June 30, 2023 or September 30, 2023, as appropriate, and is sourced from Bloomberg and S&P CapIQ Comparative Auto Manufacturer Gross Margin (1) Luxury Auto Manufacturers Mass Auto Manufacturers 49.4% 32.9% 17.7% 23.5% 28.1% 19.6% 10.2% 12.7% 20.8% 21.4% 16.8% 20.3% 19.8% 19.1% 31.1% Luxury Mean (ex E.C.D.) 17.9% Mass Mean 35.0% 34 16

6 - ENHANCED MARGIN PROFILE COST OF GOODS: SAVINGS EXAMPLE How ECD Will Expand Margins With Several Examples Of How We Will Make Changes To How We Build Resulting In $ Saving Per Action Then Saving Per Vehicle A - Drivetrain Vendor $3,718 B - Defender Body $1,948 C - Shop Consumables 10% $1,200 Item Saving Per Build A - $3,718 I - $983 G - $1,000 F - $1,000 B - $1,948 C - $1,200 D - $1,023 J - $300 H - $1,000 E - $1,000 K - $300 $1,023 D - CNC In House = $13,541 $1,000 E - AC System Installation Total trucks per year. $1,000 F - AC System 10% COG saving per build $1,000 G - Fuel Tank $1,000 H - Roll Cages $963 I - Custom Wheels $300 J - Radiator $300 K - Tire Installation 36 Nasdaq: ECDA 17

7 - PROVEN BUSINESS MODEL WITH MULTIPLE AVENUES FOR EXPANSION Numerous Industry Wide Expansion Opportunities Introduction of New Product Lines Highly Fragmented Industry with Opportunities to Consolidate Business Opportunities to Expand into Classic Automotive Ecosystem Sales Expansion Into International Markets 1 2 36 Nasdaq: ECDA 18 3 4

8 - CLASSIC AUTO ECOSYSTEM IS A FRAGMENTED, $15BN BUSINESS NUMEROUS INDUSTRY WIDE EXPANSION OPPORTUNTIES 36 Nasdaq: ECDA 19 • Customer centric design process • Broad spectrum of colors, textures and finishes • Predictable order and delivery cycle • Variety beyond Land Rover and Jaguar Customer Engagement (Membership) Vehicle Financing Vehicle Storage Vehicle Sales Vehicle Manufacture Vehicle Design • Best - in - class fit and finish • Predictable order and delivery cycle • Platform for additional lines of production / styles of vehicle • Garages as an inventory source • Accredited buyers / enthusiasts • Garages as a storefront • Customer data integration • Steady revenue stream • Buy / Sell / Auction site • Sales personnel location • Ancillary related car offerings • Cash flow generating entry point to new regions and markets • Third party proprietary financing solution • In - house, owned financing capability • Educational events • Community engagement • Events • Experiences • Customer data integration

Nasdaq: ECDA 42 FINANCIAL OVERVIEW

KEY FINANCIAL HIGHLIGHTS HISTORICAL AND ESTIMATED REVENUE & MARGINS $6.8 2018 2019 Nasdaq: ECDA 2023E 1 2024E 1 $9.4 $9.6 $11.5 $15.0 $22.0 $33.0 30% CAGR Revenue ($M) Gross Margin ($M and %) $2.0 $2.2 $2.8 $2.6 $3.8 $7.7 $12.5 800 Basis Point Margin Expansion 2020 2021 2022 (1) Estimated Revenue & Gross Margin for 2023 and 2024 2018 30.0% 2019 23.7% 2020 29.1% 2021 22.2% 2022 25.2% 2023E 1 35.0% 2024E 1 38.0% Margin: 44 21

Nasdaq: ECDA FULLY DILUTED (1) SHARE COUNT (1) Excludes all outstanding common stock warrants, preferred stock warrants, and shares of common stock underlying the convertible note ECD Founders Outside Shareholders Total *Shares subject to lock - up; 81 % of the float Debt Instruments Convertible Note due December 2026, priced at prime + 5% $15,800,000 Equity Capitalization Shares 44 22 24,000,000 10,100,000 34,1 0 0 ,000 27,675,000 Amount

Nasdaq: ECDA OUR TEAM Tom Humble CXO Tom is a self - described British petrol head, with an early career in Professional Soccer, now you can find him negotiating six figure sales contracts for the company he founded. A natural leader with the ability to build incredible rapport with current and prospective clients. Elliot Humble CTO Elliot Humble is an experienced operations manager with the ability to steer and direct the procurement of donor vehicles and automotive parts that supports the growth of the E . C . D . brand . Emily Humble CPO Emily is an experienced leader within the education sector. Her goal in E.C.D. is to ensure perfection is delivered every step of the way, from the moment the client signs their contract to the first drive. Scott Wallace CEO At the age of 16, Scott Wallace realized that hard work would not always be enough and that an hourly wage was not going to dictate his life. Gifted with a sharp mind, an innate ability to remove the distracting noise in business, and an insatiable thirst for excellence. Scott also has a seasoned resume in the European public sector & venture capital industry. “We believed from day one that we needed our technicians to be the heart of the product, we made a pact that we would not build trucks, and they would not have to worry about the business.” Tom Humble, E.C.D. CXO. Raymond Cole CFO Ray is a finance leader with extensive financial knowledge and operational experience. He previously served as CEO of Lucky Jack Coffee, held roles at American Express, and began his finance career at Salomon Smith Barney and JPMorgan Chase. Ray holds an MBA in finance from the Zicklin School of Business at Baruch College and a bachelor’s in economics from Fordham University. 44 23

Nasdaq: ECDA 50 THANK YOU CREATE IT, BUILD IT, LIVE IT. Email: investorrelations@ecdautodesign.com Tel: 407 - 483 - 4825 Email: ecda@fnkir.com Tel: 646 - 809 - 4048 FNK IR Rob Fink / Matt Chesler, CFA E.C.D. Auto Design Scott Wallace, Chairman and CEO